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Exhibit 1

NUMBER	SHARES

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS, STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

CUSIP 585081 10 2

         MEDWAVE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
$.01 PAR VALUE PER SHARE, OF

MEDWAVE, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

          COUNTERSIGNED AND REGISTERED:

          WELLS FARGO BANK MINNESOTA, N.A.

TRANSFER AGENT AND REGISTRAR

BY _________________________________
AUTHORIZED SIGNATURE

MEDWAVE, INC.

          2003

          DELAWARE

/s/
CHIEF EXECUTIVE OFFICER AND PRESIDENT
/s/
SECRETARY

MEDWAVE, INC.

        THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common
TEN ENT	— as tenants by the entireties
JT TEN	— as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—	Custodian ________________________________ (Cust) (Minor) under Uniform Gifts to Minors Act ________________________________ (State)

        Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

        [___________________________]

_________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________

____________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _______________________

_________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

_________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS, STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY CUSIP 585081 10 2
MEDWAVE, INC.